REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of January 1, 1998 by and among Hospitality Worldwide Services, Inc., a New York corporation (the "Company") and each of the shareholders listed on Schedule I hereto (individually, a "Shareholder" and collectively, the "Shareholders"). This Agreement is made pursuant to that certain Agreement and Plan of Merger dated as of January 1, 1998, by and among the Company, HWS Acquisition Corp., a Delaware corporation, Bekins Distribution Services Co., Inc., a Delaware corporation ("Bekins") and the Shareholders (the "Merger Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Merger Agreement.

                  1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "COMMON STOCK": The Common Stock, $.01 par value per share, of the Company.

                  "EXCHANGE ACT": The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  "PROSPECTUS": The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, relating to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Registration Statement or prospectus, as the case may be, including post-effective amendments, and all material incorporated or deemed to be incorporated by reference in such prospectus.

                  "REGISTRABLE SECURITIES": The shares of Common Stock to be issued and delivered to the Shareholders pursuant to the Merger Agreement and any and all shares of Common Stock issued as a dividend or distribution thereon or in connection with a split thereof or as a result of the recapitalization of the Company, until such time as such Common Stock ceases to be Registrable Securities as provided in the next sentence. Any Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective Registration Statement or (ii) such Registrable Security is distributed to the public pursuant to Rule 144 (or any similar rule then in force) under the


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Securities Act or (iii) such Registrable Security is held by the Company.

                  "REGISTRATION STATEMENT": Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or the Prospectus, as the case may be, including post-effective amendments, all exhibits, and all material incorporated or deemed to be incorporated by reference in such registration statement.

                  "RULE 144": Rule 144 under the Securities Act (and any successor rule then in force).

                  "SEC": The Securities and Exchange Commission.

                  "SECURITIES ACT": The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "UNDERWRITTEN REGISTRATION" OR "UNDERWRITTEN OFFERING": An offering and sale of securities of the Company pursuant to a Registration Statement under the Securities Act.

                  2. SECURITIES SUBJECT TO THIS AGREEMENT. The securities entitled to the benefits of this Agreement are the Registrable Securities.

                  3.  REGISTRATION.

                      (a) Subject to the limitations set forth in Section 3(b) hereof, the Company shall use its best efforts to effect the Registration under the Securities Act of all Registrable Securities in accordance with this Section 3(a). The Company shall file with the SEC a Registration Statement in respect of the Registrable Securities (i) representing the Payment Shares and the Escrow Shares not later than three months after the Closing Date (the "Initial Registration") and (ii) representing the Make Whole Shares as soon as reasonably practicable following the delivery thereof to the Shareholders (the "Deferred Registration" and together with the Initial Registration, the "Registrations" and individually as a "Registration"). In connection with each of the Registrations, the Company shall use its best efforts to cause the same to be declared effective by the SEC as soon thereafter as practicable. The Company shall keep the Registration Statement filed in respect of each Registration effective until the earlier to occur of (A) one (1) year following (x) in the case of the Initial Registration, the Closing Date or (y) in the case of the Deferred Registration, the date on which the Make Whole Shares are delivered to the Shareholders and (B) the date when the Registrable Securities covered by each respective Registration Statement have been sold pursuant thereto.


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                      (b) Notwithstanding the provisions of Section 3(a) hereof, the Company shall have the right on one occasion at any time in respect of any Registration Statement to delay the filing of such Registration Statement or to withdraw such Registration Statement (or notify the holders of Registrable Securities covered by such Registration Statement not to sell such Registrable Securities pursuant to such Registration Statement) after the filing and the effective date thereof (each such delay, withdrawal or notice is referred to herein as a "Permitted Interruption") for a reasonable period of time (not to exceed 90 days in any such case, which may not thereafter be extended) if, at such time: (i) the Company is engaged in any active program for repurchase of Common Stock and furnishes a certificate to that effect to the Shareholders or
(ii) the Board of Directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, acquisition, sale of assets, recapitalization or other similar corporate action of the Company and the Company furnishes a certificate to that effect to the Shareholders. After such Permitted Interruption, the Company shall use its best efforts to restore such Registration or to effect such Registration (as the case may be) within 30 days without further request from the Shareholders, unless such request has been withdrawn by written notice of the Shareholders, and shall increase the time that the Registration Statement remains effective pursuant to
Section 3(a) hereof for the time of such delay or withdrawal.

                  4.  HOLDBACK AGREEMENTS.

                      RESTRICTIONS ON PUBLIC SALE BY SHAREHOLDERS OF REGISTRABLE SECURITIES. Each Shareholder, if, as and when his Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof, agrees, if and to the extent requested by the Company, in the case of a non-underwritten public offering of shares by the Company, or if and to the extent requested by the managing underwriter or underwriters, in the case of an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, except as part of such non-underwritten or underwritten registration, during the 10-day period prior to, and a period of up to 60 days (as determined by the Company, in the case of any non-underwritten offering) or 90 days (as determined by the Company and the managing underwriter or underwriters, in the case of an underwritten offering) beginning on, the effective date of any non-underwritten or underwritten offering made pursuant to such Registration Statement (any such period in respect of a Registration Statement being referred to as a "Holding Period"); PROVIDED, however, that the period of time for which the Company is to maintain the

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effectiveness of such Registration  Statement  pursuant to Section 3(a) shall be increased by the length of the applicable Holding Period.

           5.     REGISTRATION PROCEDURES.

                  In connection with the registration obligations of the Company pursuant to and in accordance with Section 3 of this Agreement, the Company shall effect the Registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the SEC a Registration Statement relating to the Registration on any appropriate form under the Securities Act that shall be available for the sale of the Registrable Securities by the Shareholders in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, as the case may be, the Company shall furnish to each Shareholder and the managing underwriter or underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Shareholders and such underwriter or underwriters, if any, and the Company shall not file any such Registration Statement, or amendment thereto or any Prospectus or any supplement thereto to which the Shareholders, or the managing underwriter or underwriters, if any, shall reasonably object in writing on a timely basis;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement required to be filed pursuant to Section 3 of this Agreement as may be necessary to keep each such Registration Statement effective for the time period necessitated by the intended methods of disposition contemplated by the distribution resulting in the filing of such Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement, as so amended, or such Prospectus as so supplemented;

                  (c) notify each Shareholder and the managing underwriter or underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or

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any  Prospectus   supplement  or   post-effective   amendment  related  to  such
Registrable  Securities  has been filed,  and, with respect to any  Registration
Statement  or  any   post-effective   amendment   related  to  such  Registrable
Securities, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(j) below cease to be true and correct, (v) of the receipt by the Company of any notification
with  respect  to  the  suspension  of  the   qualification  or  exemption  from
qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the reasonable determination of the Company that a post-effective amendment to such Registration Statement would be appropriate;

                  (d) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration
Statement;

                  (e) if requested in writing by the managing underwriter or underwriters or the Shareholders, (i) immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and the Shareholders agree should be included therein and as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment and (iii) supplement or make amendments to such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to take any of the actions set forth in this
Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with or required by applicable law;

                  (f) furnish to each managing underwriter, if any, without charge, at least one signed copy, and furnish to each Shareholder, without charge, at least one conformed copy, of each Registration Statement related to such Registrable Securities and

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any  post-effective  amendments  thereto,  including  financial  statements  and schedules,  all  documents  incorporated  therein by reference  and all exhibits
(including,  if  requested,   those  previously  furnished  or  incorporated  by
reference);

                  (g) deliver to the Shareholders and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses related to such Registrable Securities (including each preliminary prospectus) and as many copies of any amendment or supplement thereto as they may reasonably request;

                  (h) prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Shareholders, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Shareholders or underwriters reasonably request in writing; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or
(ii) take any action that would subject it to the assessment of taxes in any such jurisdiction where it is not then so subject;

                  (i) cause all Registrable Securities covered by a Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System if the securities so qualify and if the Company does not then have similar securities listed on any securities exchange;

                  (j) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in similar underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested in writing by the managing underwriter or underwriters, if any, or the Shareholders) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) obtain opinions of counsel to the Company and updates thereof addressed to each Shareholder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings; (ii) to the effect a due diligence defense is available, obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to each

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Shareholder  and  each  of the  underwriters,  if  any,  such  letters  to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with similar underwritten offerings; and (iii) if an underwriting agreement is entered into, the same shall contain customary indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (k) so long as the Company is required to keep the Registration effective, comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or are sold in a best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  The Company may require each Shareholder to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any Shareholder if he fails to furnish such information within a reasonable time after receiving such request.

                  Each Shareholder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), (iii), (v), (vi) or (vii) hereof, such Shareholder shall immediately discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Shareholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(b) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period mentioned in Section 5(b) hereof shall be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when Shareholders shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(b) hereof or the Advice.


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                  6.       REGISTRATION EXPENSES.

                  All reasonable fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any Registration Statement becomes effective including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) with respect to compliance with securities or Blue Sky laws); (ii) fees and disbursements of counsel for the Company; (iii) fees and disbursements of all independent certified public accountants for the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (iv) Securities Act liability insurance if the Company so desires such insurance; and (v) fees and expenses of all other persons retained by the Company. The Company shall not pay any fees or expenses incurred by any Shareholder, including, without limitation, accounting and legal expenses of any Shareholder and commissions or discounts attributable to any Shareholder's sale of Registrable Securities.

                  7.       INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless each Shareholder, to the full extent permitted by law, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorney's fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus relating to the Registrable Securities, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such Shareholder or on such Shareholder's behalf expressly for use therein. The Company shall also indemnify underwriters, selling brokers, dealer-managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of such Shareholder.

                  (b) INDEMNIFICATION BY SHAREHOLDERS. In connection with any Registration Statement in which any Shareholder is participating, such Shareholder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted

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by law, the Company, its directors,  officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material
fact  contained  in  any  Registration  Statement,   Prospectus  or  preliminary
prospectus relating to the Registrable Securities, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished by such Shareholder or on such Shareholder's behalf to the Company. The Company shall be entitled to receive indemnities from underwriters, selling
brokers,   dealer-managers   and  similar  securities   industry   professionals
participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons or on their behalf expressly for use in any Prospectus or Registration Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding and to employ counsel for the indemnified party in any such action, claim or proceeding, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties.

                  (d) CONTRIBUTION.  If the indemnification provided for in this
Section 7 is unavailable to an indemnified party under Section 7(a) or 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable

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by such indemnified  party as a result of such Losses,  in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable to a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) by judgment of a court of competent jurisdiction whose judgment is final beyond appeal shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  8.       UNDERWRITTEN REGISTRATIONS.

                  If any Registration is an underwritten offering, the Company will have the right to select the investment banker or investment bankers and manager or managers to administer the offering. A Shareholder may not participate in any underwritten registration hereunder unless such Shareholder
(a) agrees to sell his Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Notwithstanding any other provision of this Agreement, if the underwriter in an underwritten offering advises the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the number of Registrable Securities that may be included in such underwritten offering shall, as nearly as possible, be reduced pro rata among each holder of Common Shares whose Common Shares were to be included in such underwritten offering, on the basis of the number of Common Shares so requested by each holder to be included in such underwritten offering.

                  9. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented in any respect only by written agreement by the Company and the holders of a majority of the issued and outstanding shares of Registrable Securities.

                  10. GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof.

                  11. INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

                  12. NOTICES. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

                  (a)      If to the Company:

                      Hospitality Worldwide Services, Inc.
                           450 Park Avenue, Suite 2603
                           New York, NY  10022
                         Attention: Mr. Howard G. Anders

                           with a copy to:

                     Olshan Grundman Frome & Rosenzweig LLP
                           505 Park Avenue
                           New York, New York 10022
                           Attention:  Robert H. Friedman, Esq.

                  (b)      If to a  Shareholder,  as listed on Schedule I to the
                           Merger  Agreement  or  as  such   Shareholder   shall
                           designate to the Company in writing.

                  13. HEADINGS; EXECUTION IN COUNTERPARTS. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  14. ENTIRE AGREEMENT. This Agreement, including any exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their successors and assigns.

                  IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the day and year first above written.

                                        HOSPITALITY WORLDWIDE SERVICES, INC.



                                        By: /s/ Howard G. Anders
                                           -------------------------------------
                                            Howard G. Anders
                                            Executive Vice President

                                        SHAREHOLDERS:


                                        /s/ Barney A. Ebsworth
                                        ----------------------------------------
                                        Barney A. Ebsworth

                                        /s/ Michael J. Scanell
                                        ----------------------------------------
                                        Michael J. Scanell

                                        /s/ Wayne L. Smith, II
                                        ----------------------------------------
                                        Wayne L. Smith, II


                                        /s/ Daniel P. Kelly
                                        ----------------------------------------
                                        Daniel P. Kelly


                                        /s/ Stanley A. Eisen
                                        ----------------------------------------
                                        Stanley A. Eisen


                                        /s/ Daniel A. Field
                                        ----------------------------------------
                                        Daniel A. Field


                                        /s/ Russell J. Sainz
                                        ----------------------------------------
                                        Russell J. Sainz


                                        /s/ Christiane Ebsworth
                                        ----------------------------------------
                                        Christiane Ebsworth


                                        /s/ S. N. Roseberry
                                        ----------------------------------------
                                        S. N. Roseberry

                                        /s/ Steve C. DeValliere
                                        ----------------------------------------
                                        Steve C. DeValliere


                                        /s/ Irving L. Watson
                                        ----------------------------------------
                                        Irving L. Watson


                                        /s/ Robert Hannegan
                                        ----------------------------------------
                                        Robert Hannegan


                                        National Automobile and Casualty
                                        Insurance Co.


                                        By:/s/ J. V. O'Donnell
                                           -------------------------------------
                                           J. V. O'Donnell

                                        Fair Oaks Investment LLC


                                        By:/s/ Matthew Koster
                                           -------------------------------------
                                           Matthew Koster
                                           Manager


                                           /s/ Matthew Koster
                                           -------------------------------------
                                           Matthew Koster


                                           /s/ Mark Read
                                           -------------------------------------
                                           Mark Read


                                           /s/ Amy Kaspar
                                           -------------------------------------
                                           Amy Kaspar


                                           /s/ Mimi Taylor
                                           -------------------------------------
                                           Mimi Taylor


                                           /s/ Mark Sarrett
                                           -------------------------------------
                                           Mark Sarrett


                                           /s/ Tim Young
                                           -------------------------------------
                                           Tim Young